UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 1, 2017

Marina Biotech, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-13789	11-2658569
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17870 Castleton Street, Suite 250 City of Industry, CA	91748
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	626-964-5788

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 1, 2017, Marina Biotech, Inc. (the “Company”) filed a Certificate of Amendment of its Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) to effect a one-for-ten reverse split of the Company’s issued and outstanding shares of common stock, par value $0.006 per share. The common stock will commence trading on the OTCQB tier of the OTC Markets on a split-adjusted basis as of the opening of trading on Thursday, August 3, 2017. The common stock will continue to trade under the ticker symbol “MRNA”, although the letter “D” will be temporarily appended to the ticker symbol for twenty trading days following the reverse split. The Company’s stockholders, at the 2017 Annual Meeting of Stockholders, had previously authorized the Company’s Board of Directors to effect a reverse stock split within a range of ratios, including one-for-ten, at any time within two (2) years following such Annual Meeting, to be determined by the Board, to be in the best interest of the Company.

Following the reverse split, the total number of shares outstanding will be proportionately reduced in accordance with the reverse split. Further, any outstanding options, warrants and rights as of the effective date that are subject to adjustment will be adjusted accordingly. These adjustments may include adjustments to the number of shares of common stock that may be obtained upon exercise or conversion of these securities, and the applicable exercise or purchase price as well as other adjustments.

There will be no change to the authorized shares of common stock of the Company as a result of the reverse stock split. No fractional share shall be issued in connection with the reverse split; any fraction of a share of common stock that would otherwise have resulted from the reverse stock split shall be rounded up to the nearest whole share of common stock.

The Company’s transfer agent is American Stock Transfer & Trust Company, LLC. The new CUSIP number for the post-reverse common stock will be 56804Q 300.

A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference in its entirety.

Item 8.01 Other Events.

On August 2, 2017, the Company issued a press release announcing that it had filed the Certificate of Amendment to effect the reverse split. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation.

99.1	Press release of Marina Biotech, Inc. dated August 2, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marina Biotech, Inc.

August 2, 2017	By:	/s/ Joseph W. Ramelli
	Name:	Joseph W. Ramelli
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation.

99.1	Press release of Marina Biotech, Inc. dated August 2, 2017.